UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2011

3DIcon Corporation
(Exact name of registrant as specified in charter)

Oklahoma	333- 143761	73-1479206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 494-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

In a press release dated, May 16, 2011, 3DIcon Corporation (the “Company”) announced that the Company’s Board of Directors (the “Board”) has elected to allow its authorization to effect a reverse stock split to expire on June 1, 2011.

On December 20, 2010, a majority of the Company’s shareholders authorized the Company to effect a reverse stock split by giving the Board sole discretion to elect to implement the reverse stock split at one of the approved ratios until June 1, 2011.

The press release, dated May 16, 2011, is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Information

Not Applicable

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits

No.	Description
99.1	Press Release of 3DIcon Corporation, dated May 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2011	3DICON CORPORATION

	By:	/s/ Martin Keating
Name: Martin Keating
Position: Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	Press Release of 3DIcon Corporation, dated May 16, 2011